EXHIBIT 10.128

AMENDMENT NO. 1 TO SELLING AGREEMENT

THIS AMENDMENT NO. 1 TO SELLING AGREEMENT (this “Amendment”) is dated as of June 25, 2008, and effective as of May 30, 2008, by and among Performance Health Technologies, Inc., a Delaware corporation located at 427 River View Plaza, Trenton, NJ  08611 (the “Seller”), and Dawson James Securities, Inc., a Florida corporation located at 925 S. Federal Highway, 6th Floor, Boca Raton, FL 33432 (the “Selling Agent”).

WHEREAS, the parties entered into that certain Selling Agreement, dated January 24, 2008, by and among the Seller and Selling Agent, a copy of which is attached hereto as Exhibit A (the “Agreement”).

WHEREAS, the Seller and the Selling Agent wish to amend certain provisions of the Agreement as set forth herein;

NOW, THEREFORE, for and in consideration of the mutual promises and covenants other agreements contained in this Amendment, the Seller and the Selling Agent hereby agree to amend the Agreement as follows:

1.   Defined Terms; Conflicting Documents.  All capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.  In the event of any conflict between the Agreement and this Amendment, this Amendment shall prevail and govern.

2.  Amendment to the Introductory Paragraph.  The first sentence of the Introductory Paragraph of the Agreement is hereby deleted in its entirety and replaced with the following sentence:

“PERFORMANCE HEALTH TECHNOLOGIES, INC., a Delaware corporation (the “Seller”), proposes to offer and sell (the “Offering”), to selected investors, upon the terms set forth herein and in the Subscription Agreement and the Confidential Private Placement Memorandum for the Offering (which collectively, together with the attachments and exhibits thereto, is referred to as the “Offering Document”), up to $3,000,000 worth of units (the “Units”), as such Units are described in the Offering Document (the Units being offered, including the securities underlying such Units, are sometimes referred to herein as the “Offered Securities”).”

3.  Amendment to Section 1.1.  Section 1.1 of the Agreement is hereby amended to extend the term of the Agreement to September 30, 2008 by deleting the words “May 31, 2008” therein and replacing them with the words “September 30, 2008.”

4.  Amendment to Section 1.8.  The first sentence of Section 1.8 of the Agreement is hereby deleted in its entirety and replaced with the following sentence:

“1.8           Upon the Closing of the sale of the Offered Securities, the Seller will issue to the Selling Agent warrants to purchase that number of shares of common stock of the Seller that is equal to ten percent (10%) of the number of shares of common stock of the Seller issuable upon conversion of all of the Notes (as such term is defined in Exhibit A hereto) sold by Selling Agent, assuming all of the Notes are converted into shares of common stock of the Seller as of the Closing date at a purchase price equal to the Conversion Price (as that term is defined in the final agreements relating to the Offered Securities) calculated as of such Closing date (the “Warrant Price”).”

5.  Amendment to Exhibit A.  Exhibit A of the Agreement is hereby amended such that the term “Offering Size” is increased from $2,500,000 to $3,000,000 and the number of Units set forth next to the section entitled “Securities Offered” is increased from 2,500 to 3,000.  Exhibit A may be changed from time to time by mutual agreement of Seller and Selling Agent until such time as the final Offering Document is complete, at which time the Offering Document shall govern the terms of the Offering.

6.  Ratification. Except as specifically herein amended and modified, all terms and conditions of the Agreement remain unchanged and in full force and effect.

7.  Incorporation of Changes. The parties hereto covenant and agree that the amendments contemplated in this Amendment shall be deemed to be incorporated by reference into and made a part of the Agreement.

[Signature Page Follows]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SELLING AGREEMENT

Please acknowledge your acceptance of the foregoing Amendment by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

PERFORMANCE HEALTH TECHNOLOGIES, INC.

By:
Name:
Title:

DAWSON JAMES SECURITIES, INC.

By:
Name:
Title:

Exhibit A

Selling Agreement